Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents
Cash and cash equivalents

11.Cash and cash equivalents

	31 December	31 December	1 January
US$ thousand	2023	2022	2022
Bank balances	32,372	42	955
	32,372	42	955

The Senior Syndicated Facility Agreement (“SFA”) requires the Company to maintain a minimum cash and cash equivalent investment balance (as defined in the SFA) of $30,000 thousand. This includes any undrawn and available portion of the $25,000 thousand revolving credit facility (“Facility B”) (Refer Note 18).

11.Cash and cash equivalents (continued)

As of 31 December 2023, cash and cash equivalents includes $30,000 thousand (2022: $nil) that should be kept for the fulfilment of the SFA’s minimum cash and cash equivalent investments balance requirement (as defined in the SFA). Facility B is fully drawn as of 31 December 2023.